EXHIBIT 1

                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  September 17, 2001


                                   PSV, LP

                                   By:  PSV GP, LLC,
                                        General Partner

                                   By:  SFM Participation, L.P.,
                                        Member

                                   By:  SFM AH, Inc.,
                                        General Partner

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   PSV GP, LLC

                                   By:  SFM Participation, L.P.,
                                        Member

                                   By:  SFM AH, Inc.,
                                        General Partner

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   PSV PARTNERS, LLC

                                   By:  Rappahannock Investment Company,
                                        Managing Member

                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl
                                        Title:  Sole Shareholder

                                   RAPPAHANNOCK INVESTMENT COMPANY

                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl
                                        Title:  Sole Shareholder


                                   MR. FRANK H. PEARL

                                   By:  /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl


                                   SFM PARTICIPATION, L.P.

                                   By:  SFM AH, Inc.,
                                        General Partner

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   SFM AH, INC.

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                   MR. GEORGE SOROS

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Attorney-in-fact


                                   SOROS FUND MANAGEMENT LLC

                                   By:  /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Assistant General Counsel


                                   PERSEUS CAPITAL, LLC

                                   By:  /s/ Kenneth M. Socha
                                        ---------------------------------------
                                        Name:   Kenneth M. Socha
                                        Title:  Executive Vice President


                                   PERSEUS MANAGEMENT, LLC

                                   By:  /s/ Kenneth M. Socha
                                        ---------------------------------------
                                        Name:   Kenneth M. Socha
                                        Title:  Executive Vice President

                                   PERSEUS, LLC

                                   By:  /s/ Kenneth M. Socha
                                        ---------------------------------------
                                        Name:   Kenneth M. Socha
                                        Title:  Executive Vice President

                                     ANNEX A

                   EXECUTIVE OFFICERS OF PERSEUS CAPITAL, LLC


NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION              BUSINESS ADDRESS
----------------------              --------------------              ----------------
Frank H. Pearl                     Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief      LLC and its related entities       Suite 900
Executive Officer                                                     Washington, D.C. 20006-1813
United States

Kenneth M. Socha                   Executive officer of Perseus,      2099 Pennsylvania Avenue
Executive Vice President           LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813

Rodd Macklin                       Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer            LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813


                  Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

                  (a) None of the above persons hold any Common Stock or securities derivative thereof.

                  (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

                                     ANNEX B

                  EXECUTIVE OFFICERS OF PERSEUS MANAGEMENT, LLC


NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION              BUSINESS ADDRESS
----------------------             ---------------------              ----------------
Frank H. Pearl                     Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief      LLC and its related entities       Suite 900
Executive Officer                                                     Washington, D.C. 20006-1813
United States

Kenneth M. Socha                   Executive officer of Perseus,      2099 Pennsylvania Avenue
Executive Vice President           LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813

Rodd Macklin                       Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer            LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813


                  Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

                  (a) None of the above persons hold any Common Stock or securities derivative thereof.

                  (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

                                     ANNEX C

                       EXECUTIVE OFFICERS OF PERSEUS, LLC


NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION              BUSINESS ADDRESS
----------------------             ---------------------              ----------------
Frank H. Pearl                     Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief      LLC and its related entities       Suite 900
Executive Officer                                                     Washington, D.C. 20006-1813
United States

Kenneth M. Socha                   Executive officer of Perseus,      2099 Pennsylvania Avenue
Executive Vice President           LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813

Rodd Macklin                       Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer            LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813


                  Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

                  (a) None of the above persons hold any Common Stock or securities derivative thereof.

                  (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

                                     ANNEX D

              EXECUTIVE OFFICERS OF RAPPAHANNOCK INVESTMENT COMPANY


NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION              BUSINESS ADDRESS
----------------------             ---------------------              ----------------
Frank H. Pearl                     Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman                           LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813

Kenneth M. Socha                   Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Vice President              LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813

Rodd Macklin                       Executive officer of Perseus,      2099 Pennsylvania Avenue
Controller and Secretary           LLC and its related entities       Suite 900
United States                                                         Washington, D.C. 20006-1813


                  Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

                  (a) None of the above persons hold any Common Stock or securities derivative thereof.

                  (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

                                     ANNEX E

                       EXECUTIVE OFFICERS OF SFM AH, INC.

NAME/TITLE/CITIZENSHIP              PRINCIPAL OCCUPATION              BUSINESS ADDRESS
----------------------             ---------------------              ----------------
Dan Eule                           Director of Tax of SFM LLC         888 Seventh Avenue
President                                                             33rd Floor
United States                                                         New York, NY 10106

Sean Cullinan                      Chief Financial Officer of SFM     888 Seventh Avenue
Vice President                     LLC                                33rd Floor
United States                                                         New York, NY 10106

Eve Mongiardo                      Chief Financial Officer of Soros   888 Seventh Avenue
Treasurer                          Private Funds Management, LLC      33rd Floor
United States                                                         New York, NY 10106

Richard D. Holahan                 Assistant General Counsel of SFM   888 Seventh Avenue
Secretary                          LLC                                33rd Floor
United States                                                         New York, NY 10106


                  To the best of the Reporting Persons' knowledge:

                  (a) None of the above persons hold any Common Stock or securities derivative thereof.

                  (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.